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                                                                    EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 333-69021, 333-92237, and 333-92051.



ARTHUR ANDERSEN LLP


New Orleans, Louisiana
March 29, 2000